Summary Prospectus
December 31, 2009

Baron Retirement Income Fund

Retail Shares : BRIFX

Institutional Shares : BRRIX

Baron Select Funds

BARON FUNDS®

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's prospectus and statement of additional information, dated 12/31/09, are incorporated by reference into this summary prospectus.

Baron Retirement Income Fund

Investment Goal

The investment goal of Baron Retirement Income Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Operating Expenses	Total Annual Fund Operating Expenses	Expense Waivers	Net Annual Fund Operating Expenses
BARON RETIREMENT INCOME FUND
Retail Shares†	1.00%	0.25%	0.29%	1.54%	(0.19)%	1.35%	[1]
Institutional Shares*	1.00%	0.00%	0.29%	1.29%	(0.19)%	1.10%	[1]
†	Based on the period June 30, 2008 (Commencement of Operations) to December 31, 2008 for the Retail Shares.

*	Other expenses for Institutional Shares are based on actual expenses for the period ended December 31, 2008 of the Retail Shares.

[1]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that it will reimburse certain expenses of the Fund, limiting net annual operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) to 1.35% of average daily net assets of Retail Shares and 1.10% of average daily net assets of Institutional Shares. Certain expenses of the Fund, such as interest and dividend expenses, are not subject to the operating expense limitation.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at 1.35% for the first year and 1.54% thereafter for Retail Shares and 1.10% for the first year and 1.29% thereafter for Institutional Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON RETIREMENT INCOME FUND
Retail Shares	$137	$468	$821	$1,818
Institutional Shares	$112	$390	$689	$1,540

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

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higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period June 30, 2008 (Commencement of Operations) to December 31, 2008, the Fund’s portfolio turnover rate was 35.43% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that invests for the long term primarily in securities of small- and mid-sized U.S. growth companies. A small-sized growth company is defined as one having a market capitalization of less than $2.5 billion at the time of purchase. A mid-sized growth company is defined as one having a market capitalization of $2.5 billion to $10 billion at the time of purchase. The Adviser seeks to purchase securities for the Fund that the Adviser believes have favorable price-to-value characteristics based on the Adviser’s assessment of their prospects for future growth and profitability and competitive advantages. Because of its long-term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges.

The Fund intends to make an annual distribution equal to a minimum of 4% of the Fund’s net assets per share measured as of December 31 of the preceding year (the “Distribution Policy”). The Distribution Policy may be changed by the Board of Trustees (the “Board”) upon notice to investors. However, as the value of the Fund will fluctuate, an investor’s principal investment and corresponding annual distribution could decrease in value in any given year.

Investors who sell their Fund shares before the annual distribution date will not receive an annual distribution.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may receive less money than you originally invested. Current and future portfolio holdings in the Fund are subject to risk.

Small- and Medium-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and medium-sized companies, but there also may be more risk. Securities of small- and medium-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

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Baron Retirement Income Fund

Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Distribution Policy.  In the event that the Fund does not generate a total return from dividends, interest income and net realized capital gains in an amount equal to a minimum of 4% of its net assets per share measured as of December 31 of the preceding year, the Fund may return capital as part of such distribution. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. Shareholders who reinvest a distribution that is a return of capital will be reinvesting money they already invested. Because the values of securities fluctuate, the value of your investment in the Fund and of the Fund’s annual distribution may increase or decrease. The Distribution Policy may increase turnover of the assets of Baron Retirement Income Fund, which may cause it to realize additional capital gains or losses. The net investment income, net realized capital gains and/or return of capital composition of each distribution will be estimated based on the earnings of Baron Retirement Income Fund as of the date of the distribution. The actual composition of each distribution will be determined after the fiscal year end based on the Fund’s investment activity through the year end. As the Fund invests primarily in equity securities of small and medium-sized companies, the decrease in the value of the Fund and the annual distribution could be dramatic in volatile markets.

Performance

Although Baron Retirement Income Fund was registered as a mutual fund on June 30, 2008, it has been managed in the same style and by the same portfolio manager since the predecessor partnership’s inception on May 31, 1996. The Fund was added as a series of Baron Select Funds, a Delaware statutory trust, on June 30, 2008. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor partnership’s. The following information shows the Fund’s annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a partnership and since it converted to a mutual fund. The predecessor partnership charged a 15% performance fee after it reached a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fee for the years the partnership charged a performance fee, the returns would have been higher. The Fund does not charge a performance fee. From its inception on May 31, 1996 through June 30, 2008, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 (the “1940 Act”) or the Internal Revenue Code of 1986, as amended (the “Code”), which if they had been applicable, might have adversely affected its performance. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance

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information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	12/31/04: 22.29%
Worst Quarter:	12/31/08: (28.15%)

Average Annual Total Returns (for periods ended 12/31/08)

The table below shows the Fund’s annual returns and long-term performance (before and after taxes), which includes its predecessor partnership’s average annual returns and the change in value of broad-based market indexes over various periods ended December 31, 2008.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” is greater than the “Return before taxes” because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. Because the predecessor partnership did not have a distribution policy prior to June 30, 2008, the Fund is unable to show after-tax returns prior to that date.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

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Average Annual Total Returns for the periods ended December 31, 2008

	1 year		5 years		10 years		Since Inception
BARON RETIREMENT INCOME FUND — Retail Shares (Inception date: 05-31-96)
Return before taxes	(39.06%	)	6.91%		4.32%		9.33%
Return after taxes on distributions	N/A		N/A		N/A		N/A
Return after taxes on distributions and sale of Fund shares	N/A		N/A		N/A		N/A
Russell 2500 Growth (reflects no deduction for fees, expenses or taxes)†	(41.50%	)	(2.24%	)	0.75%		1.72%
Russell 2500 (reflects no deduction for fees, expenses or taxes)	(36.79%	)	(0.98%	)	4.08%		5.45%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)†	(38.54%	)	(2.35%	)	(0.76%	)	(0.12%	)
S&P 500 (reflects no deduction for fees, expenses or taxes)	(37.03%	)	(2.22%	)	(1.41%	)	4.15%

The Fund’s Institutional Shares are newly issued and therefore have no performance as of December 31, 2008. The performance of Institutional Shares will differ from that shown above only to the extent that they have different expenses.

†	The Russell 2500 Growth is being added to replace the Russell 2000 Growth as the primary broad-based index for Baron Retirement Income Fund. The Adviser believes that the Russell 2000 Growth is not the appropriate primary broad-based index because the Russell 2000 Growth includes only small-cap companies and Baron Retirement Income Fund invests in small and mid-cap companies.

The Russell 2500 Growth is an unmanaged index of small to mid-cap growth companies. The Russell 2500 is an unmanaged index of small to mid-cap companies. The Russell 2000 Growth is an unmanaged index of small-cap growth companies. The S&P 500 is an unmanaged index of larger-cap companies. The Fund may also compare its performance to the performance of its peer groups, as published by Morningstar and Lipper.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Ronald Baron has been the portfolio manager of the Fund since its inception on June 30, 2008. Prior to that, he was the portfolio manager of the predecessor partnership from its inception on May 31, 1996 to June 30, 2008. Mr. Baron founded the Adviser in 1987.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

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	Minimum Initial Investment	Subsequent Investments

Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10

Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a six-month period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

The Fund intends to pay dividends from its net investment income and to distribute any net realized capital gains once each year. Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains designated as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If the Fund returns capital as part of its annual distributions, this will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares, on which the distribution was received, are sold.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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DEC09